UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2013 (July 12, 2013)

Exide Technologies

(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13000 Deerfield Parkway, Building 200,

Milton, Georgia 30004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 566-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

On July 12, 2013, Exide Technologies, a debtor and a debtor-in-possession (the “Company” or the “Debtor”) in a pending case in the United States Bankruptcy Court for the District of Delaware under Chapter 11 of the United States Bankruptcy Code, restated its existing Superiority Debtor-in-Possession Credit Agreement, dated as of June 9, 2013, pursuant to that certain Amended and Restated Superiority Debtor-in-Possession Credit Agreement, dated as of July 12, 2013, by and among the Company, as US Borrower, Exide Global Holding Netherlands C.V., as Foreign Borrower, the lenders from time to time party thereto and JP Morgan Chase Bank, N.A., as Agent (the “Restated DIP Financing”).

The Restated DIP Financing effected amendments to certain borrowing mechanics and certain other provisions, including (i) addition of a $25 million swingline facility sublimit, (ii) creation of two separate tranches in the existing $225 million revolver facility – a $110 million facility under which only advances denominated in U.S. Dollars can be drawn and a $115 million facility under which advances denominated in U.S. Dollars or Euros can be drawn, and (iii) other modifications to facilitate the making of loans to the Foreign Borrower.

The foregoing description of the Restated DIP Financing does not purport to be complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 18, 2013, the Nasdaq Stock Market (“NASDAQ”) issued a press release, pursuant to its obligations under Nasdaq Listing Rule 5830 and Rule 12d2-2 of the Securities Exchange Act, advising that the Company’s common stock will be delisted ten days after NASDAQ files the Form 25.

Item 9.01 Exhibits

10.1 Amended and Restated Superiority Debtor-in-Possession Credit Agreement, dated as of July 12, 2013, by and among Exide Technologies, a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as US Borrower, Exide Global Holding Netherlands C.V., as Foreign Borrower, the lenders from time to time party thereto and JP Morgan Chase Bank, N.A., as Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES

By:	/s/ Phillip A. Damaska
Name: Phillip A. Damaska
Title: Executive Vice President & Chief Financial Officer

Date: July 18, 2013

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